Exhibit 3


                                                                  EXECUTION COPY


March 14, 2003


Mr. Barry M. Barovick
37-15 Hillside Terrace
Fair Lawn, N.J. 07410

Re:  SEPARATION AGREEMENT

Dear Barry:

This letter, upon your signature, will constitute the entire agreement ("Agreement") between you and Grubb & Ellis Company ("G&E"), and all of its respective subsidiaries, divisions, affiliates, and related entities (collectively, the "Company") regarding the termination of your employment with the Company.

1. You hereby resign as an officer and employee of G&E, and as an officer and director of all entities constituting the Company effective March 14, 2003 (your "Termination Date"). Your last day in the New York, New York office will be March 14, 2003. Between the date of this Agreement and your Termination Date, you will assist the Company in a reasonable manner in transitioning your duties and responsibilities to other persons at the Company. You will have no authority to bind the Company or to direct employees, independent contractors or business strategies of the Company after March 14, 2003. You shall execute and deliver the letter of resignation annexed hereto as EXHIBIT A.

2.    (a)   You  understand  and agree the Company shall make no other  payments to, or with respect to, you, and shall have no other obligations to you except as described in this Agreement. You and the Company agree that this Agreement shall supersede all prior agreements between you and the Company with respect to the subject matter hereof including, without limitation, the Employment Agreement made and entered into as of May 15, 2001 to which you and G&E are parties (the "Employment
            Agreement").

      (b) From and after the Effective Date of this Agreement (see Section 13 below), you will receive the following:

            (i) Effective as of the Termination Date and through December 31, 2003 you will receive

                  (A) in accordance with the Company's normal payroll practices, base compensation payments, based on an annual base compensation of $1 million, (less withholding taxes and customary payroll deductions) regardless of whether you obtain other employment and no amount you receive from another employer shall offset these payments;

                  (B) reimbursement of any premiums you become obligated to pay for health insurance continuation (I.E. "COBRA") with respect to your employment at the Company provided, however, that your entitlement to any such

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                        reimbursement shall cease upon your becoming entitled to
                        health insurance from any other employer; and

                  (C) continuation of disability and life insurance benefits set forth in Exhibit A to your Employment Agreement.


            (ii) On or about the 15th day of each of the five months commencing January 2004, you will receive a payment of $100,000 ( less withholding taxes and customary payroll deductions);

            (iii) Effective as of the  Termination  Date the  principal  balance outstanding on any "Loan" (the "Loan") pursuant to Section 8 of the Employment Agreement (after taking account of the repayment described in Section 2(d)) together with interest accrued through the Termination Date shall be forgiven. You shall be fully and solely responsible for all taxes on any income which is taxable to you by reason of such forgiveness.

            (iv) On the Effective Date you will be paid for your vacation time which has been accrued for the period January 1, 2003 through the Termination Date but has not been used, less withholding taxes and customary payroll deductions.

      (c) Any "Options" you currently hold pursuant to any "Option Agreement" (as each such term is defined in the Employment Agreement) shall be cancelled effective as of the Termination Date.

      (d) On the Effective Date, but effective as of the Termination Date, pursuant to Section 7 of the Employment Agreement the Company shall repurchase from you all of the "Purchased Stock" (as defined in the Employment Agreement) at a price equal to the price you paid for it ($4.11 per share) and all of such proceeds shall be applied to repayment of the Loan.


3. After your Termination Date, except as described in Section 2(b)(i)(B), you will no longer be covered by or eligible for any benefits under any Company employee benefit plans in which you currently participate. After your Termination Date, you will receive by separate cover information regarding your rights to health insurance continuation (COBRA) [and any 401(k) PLUS plan and Deferred Compensation Plan benefits].


4.    (a)   You agree for  yourself  and your spouse and child or  children  (if
            any),    your    heirs,    beneficiaries,    devisees,    executors,
            administrators, attorneys, personal representatives, successors and assigns, hereby forever to release, discharge, and covenant not to sue G&E, G&E's past, present, or future parent, affiliated, related, and/or subsidiary entities, and all of their past and present directors, shareholders, officers, general or limited partners, employees, agents, and attorneys, and agents and representatives of such entities, and employee benefit plans in which you are or have been a participant by virtue of your employment with the Company
            (collectively the "Released Parties"), from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever
            (including attorneys' fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected
            (collectively, "Claims"), which you have or may have had against such entities based on any events or

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            circumstances  arising or occurring  on or prior to the  Termination
            Date, including, without limitation, any Claims arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever, (a) your employment with the Company or the termination thereof or (b) your status at any time as a holder of any securities of the Company, and any and all claims arising under federal, state, or local laws relating to employment, or securities,
            including   without   limitation,   any  claims  arising  under  the
            Employment Agreement, any claims under or related to options to acquire equity in the Company or any affiliated entity, any claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, claims of any kind that may be brought in any court or administrative agency, any claims arising under Title VII of the Civil Rights Act of 1964, the
            Age   Discrimination   in  Employment   Act,  the   Americans   with
            Disabilities Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act, the Human Rights laws of the State and City of New York and similar statutes, ordinances, and regulations of any country, state or locality, provided, however, notwithstanding anything to the contrary set forth herein, that this general release shall not extend to any obligation assumed under this Agreement by any party hereto and shall not release the Company from any obligation that it has or may have in the future to indemnify you or
            Your   Releasees   (as  defined   below)   under  the   Articles  of
            Incorporation, or By-Laws of the Company or any policy of Directors and Officers Liability Insurance carried by the Company. You agree that you will not voluntarily, and without compulsion of legal process, assist or encourage others to assert claims or to commence or maintain litigation against any of the Released Parties.

      (b) In consideration of the foregoing and the execution of the Agreement by you, the Company and the Released Parties hereby waive, release, discharge, covenant not to sue, and promise never to assert any Claims that the Company (and/or any of the Released Parties) has or may have against you (and including, without limitation, your spouse, children, if any, heirs, beneficiaries, devisees, executors, administrators, partners, associates, agents, representatives, related entities and/or affiliates, contractors attorneys, successors and assigns, collectively "Your Releasees"), based upon any events or circumstances arising or occurring on or prior to the Termination Date, including without limitation, any Claims arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever (a) your employment with the Company or the actions taken by you as a director, officer or employee of the Company or the termination thereof or (b) your status at any time as a holder of any securities of the Company, and any and all Claims arising under federal, state or local laws relating to employment or securities including without limitation any claims under the Employment Agreement, any Claims of breach of express contract, fraud, misrepresentation, defamation or liability in tort; provided however that this general release shall not extend to any obligation assumed under this Agreement by any party hereto. The Company further agrees that it will not voluntarily, and without compulsion of legal process, assist or encourage others to assert Claims or to commence or maintain litigation against you or Your Releasees PROVIDED, ---------- HOWEVER, notwithstanding anything herein to the contrary you understand and agree that you and ------- Your Releasees shall not be released from any of your acts, actions, failures to act or activities prior to the date hereof which constitute an act of dishonesty, or fraud, or other crime, or expose the Company to any potential liability under federal or state securities laws.

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      (c)   If requested,  on or immediately following the Termination Date, you
            and  G&E  and  the  Company   shall  execute   additional   releases
            substantially in the form set forth in Sections 4(a) and (b), but speaking as of the Termination Date.

      (d) For so long as the Company maintains any Directors and Officers Liability Insurance for the benefit of any of its directors or officers, and to the extent permitted by law and the Company's Bylaws, you shall be covered thereunder (at the Company's sole expense) to the same extent as other directors and officers of the Company are then covered for acts occurring during the period of time you were employed by the Company (with the Company being responsible for any deductible or co-insurance thereunder).

5.    (a)   For a period of one year  following the  Termination  Date you agree that you shall not for yourself or any third party, directly or indirectly: (i) solicit or attempt to influence the Company's existing clients, leads or prospects with the purpose or effect of diverting their business away from the Company; or (ii) during the period of such individual's employment, engagement or association with the Company, solicit for employment or otherwise solicit as a consultant or independent contractor salesperson, or discourage from performing services for the Company, any individual then employed by the Company or engaged by the Company as an independent contractor salesperson.

      (b) In the event that the provisions of the Section 5(a), or any portion thereof, should ever be adjudicated by a court of competent jurisdiction in proceedings to which the Company is a proper party to exceed the time or geographic or other limitations permitted by applicable law, then such provisions will be deemed reformed to the maximum time or other limitations permitted by applicable law, as determined by such court in such action, the parties hereby acknowledging their desire that in such event such action be taken. Without limiting the foregoing, the covenants contained herein will be construed as separate covenants covering their respective subject matters, including, without limitation, with respect to (i) each business now conducted by the Company or its successors, and (ii) the Company and its successors separately. In addition to the above, all provisions of this Agreement are severable, and the invalidity or unenforceability of any provision or provisions of this Agreement or portions or aspects thereof will not affect the validity or enforceability of any other provision, or portion of this Agreement, which will remain in full force and effect as if executed with the unenforceability or invalid provision or portion or aspect thereof modified, as set forth above; except that, should the release in
            Section 4(a) be held or declared invalid or unenforceable as a result of any action taken by you or any person acting on your behalf, the Company shall be relieved of its obligations to you and may attempt to recover any consideration previously paid to you pursuant to this Agreement, provided, however, that none of the payments to be made to you shall in any way be diminished during the pendency of any claim asserted by the Company.

      (c) You acknowledge that your breach or threatened breach of the provisions of Section 5(a) will cause irreparable harm to the Company for which monetary damages alone will not provide an adequate remedy. Accordingly, you agree that if you violate this provision, the Company, in addition to any other rights or remedies available to it under this provision, will be entitled to an injunction to be issued by any court of competent jurisdiction restraining you from committing or continuing any violation of this provision.

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6.    (a)   You  understand  and agree  that the  claims  that you are  waiving, releasing and promising never to assert include claims that you now know or have reason to know exist, as well as those that you do not presently have any reason to know, believe or suspect that you have,
            including   unknown,   unforeseen,   unanticipated  and  unsuspected
            injuries, damages, loss and liability and the consequences thereof. By signing this Agreement you agree that you are expressly waiving any provision of any state, federal or local statute, and common-law doctrine, providing, in substance, that a release shall not extend to claims, demands, injuries or damages, loss or liability, which are unknown or unsuspected to exist, by the person making the release, when s/he is making the release.

      (b) The Company (and the Released Parties) agree and understand that the claims that they are waiving, releasing and promising never to assert include claims that they now know or have reason to know exist, as well as those that they do not presently have any reason to know, believe or suspect that they may have, including unknown, unforeseen, unanticipated and unsuspected injuries, damages, loss and liability and the consequences thereof. By signing the Agreement the Company (on behalf of itself and the Released Parties) agrees that the Company (and the Released Parties) are expressly waiving any provision of any state, federal or local statute, and common law doctrine, providing in substance, that a release shall not extend to claims, demands, injuries or damages, loss or liability, which are unknown or unsuspected to exist by the party making the release, when it/they are making the release.

7. You agree to reasonably co-operate with management of the Company at the Company's expense and consistent with your other business commitments in providing information on matters with respect to which you have knowledge as Chief Executive Officer.

8. You agree that, without the prior written consent of the Company, you will not, nor will you cause anyone acting on your behalf to: (a) make derogatory, disparaging, or critical statements to any person or entity about the "Released Parties" ("Disparaging Statements"); or (b) make any public disclosures or communicate, directly or indirectly, with the press or other media, including but not limited to, through the issuance of a press release, concerning the past or present employees or businesses of the Company or any of its related affiliates or your employment with the Company or the termination thereof; provided that nothing herein shall prohibit you from disclosing to potential future employers the termination of your employment with the Company. You agree that if any Disparaging Statements are made regarding the Released Parties, you will reasonably attempt to cause such disparagement to cease. The Company agrees that, without your prior written consent, senior management and the directors of the Company will not make nor cause or direct others to make Disparaging Statements about you, including but not limited to, through the issuance of a press release, press interview or in Company meetings, or concerning your employment with the Company or the termination thereof. The Company agrees that if any such Disparaging Statements regarding you are made, senior management and the directors of the Company will reasonably attempt to cause such disparagement to cease. The initial press release issued by the Company shall not be issued in connection with any other person or event, and shall contain, in its substantive part, only the language set forth in Exhibit B. Future press releases or communications to others regarding you shall not be inconsistent with Exhibit B, except that the quote in the second paragraph may be deleted without the need for any further approval from you. Notwithstanding the foregoing or anything else set forth herein to the contrary, nothing contained herein shall prohibit the Company from making any public disclosures with respect to you in its public filings required to be made under federal or state securities laws or pursuant to the rules or regulations of any regulatory or administrative bodies or stock exchanges. Accordingly, notwithstanding anything set forth herein to the contrary, you acknowledge that the Company will

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      disclose the existence of this  Agreement in, and will file a copy of this
      Agreement as an exhibit to,  appropriate  filing(s)  with the Securities &
      Exchange   Commission  in  accordance   with  the  applicable   rules  and
      regulations promulgated under the Securities Exchange Act of 1934, as amended, and you hereby consent to such disclosure and filing of this Agreement.

9. You agree to return to the Company, by 5:00 p.m. on your Termination Date, any and all tangible information and materials, whether in paper, magnetic, electronic or other form, that you have about the Company's practices, procedures, trade secrets, finances, client lists, or marketing of the Company's services. You also you agree to return by such time, all of the Company's other property, including, without limitation, office keys, Company identification cards, access, and other passes, and all documents, files, equipment, computers, laptops, telephones, cell phones, beepers, pagers, palm pilots, blackberrys or similar devices, fax machines, televisions, credit cards, computer software, diskettes and access materials and other property prepared by, for or belonging to the Company. You will promptly execute any and all notices of resignation from any Company position as requested by the Chief Administrative Officer. You will take no further action to bind or obligate the Company. You will immediately turn in your corporate American Express card and shall be responsible for any personal charges billed to such card. All charges related to the business of the Company shall be paid by the Company.

10. You agree that you will not, unless required by law or otherwise permitted by express written permission from or request by the Company, disclose to anyone any information regarding the following:

      (a) Any non-public information regarding the Company, including its practices, procedures, trade secrets, finances, client lists, or marketing of the Company's services.

      (b) The terms of this Agreement (unless and until it is disclosed publicly by the Company), except that you may disclose this information to members of your immediate family and to your attorney, accountant or other professional advisor(s) to whom you must make the disclosure in order for them to render professional services to you. You will instruct them, however, to maintain the confidentiality of this information just as you must, and any breach of this obligation of confidentiality by such family member or professional advisor(s) shall be deemed to be a breach by you. If required to disclose the terms of this Agreement by law, you shall provide the Company with sufficient notice prior to any such disclosure, including the basis for the legal requirement to disclose, to allow the Company to seek a protective order preventing the disclosure.

11. In the event that you breach any of your obligations under this Agreement or as otherwise imposed by the law, the Company will be entitled to seek to recover the benefits paid under the Agreement and to obtain all other relief provided by law and equity. This Agreement will be governed by the law of the State of New York without regard to principles of conflicts of laws thereof.

12. Except as described in Section 5(c), any dispute or controversy arising under, out of, in connection with or in relation to this Agreement shall be finally determined and settled by arbitration. Arbitration shall be initiated by one party making written demand upon the other party and simultaneously filing the demand together with required fees in the office of the American Arbitration Association in New York, New York. The arbitration proceeding shall be conducted in New York, New York by a single arbitrator in accordance with the Expedited Procedures of the Employment Dispute Resolution Rules of the American Arbitration Association, except as otherwise provided herein. Except as required by the arbitrator, the parties

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      shall  have no  obligation  to  comply  with  discovery  requests  made in connection with the arbitration proceeding. The arbitration award shall be a final and binding determination of the dispute and shall be fully enforceable as an arbitration award in any court having jurisdiction and venue over such parties. During the pendency of any arbitration, the Company shall continue to pay you the amounts, and provide all benefits, specified in this Agreement. The party prevailing in arbitration shall be entitled to reimbursement of his or its costs, including reasonable attorney's fees.

13. To accept the Agreement, please date and sign this Agreement and return it, either by personal delivery or by fax or mail, to GRUBB & ELLIS COMPANY, c/o Robert J. Walner, Chief Administrative Officer, 2215 Sanders Road, Suite 400, Northbrook, IL 60062. An extra original for your records is enclosed.

      A.    YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT.

      B. YOU HAVE UP TO 21 DAYS FROM THE DATE YOU RECEIVE THIS AGREEMENT TO ACCEPT THE TERMS OF THIS AGREEMENT, ALTHOUGH YOU MAY ACCEPT IT AT ANY TIME WITHIN THOSE 21 DAYS.

      C. ONCE YOU ACCEPT THIS AGREEMENT, YOU WILL HAVE SEVEN (7) DAYS AFTER SIGNING TO REVOKE YOUR ACCEPTANCE. TO REVOKE, YOU MUST SEND, EITHER BY PERSONAL DELIVERY OR BY MAIL, TO THE CHIEF ADMINISTRATIVE OFFICER AS INDICATED ABOVE, A WRITTEN STATEMENT OF REVOCATION. IF YOU DO NOT REVOKE, THE EIGHTH DAY AFTER THE DATE OF YOUR ACCEPTANCE WILL BE THE "EFFECTIVE DATE" OF THIS AGREEMENT.

14. Nothing in this Agreement shall constitute an admission of liability or wrongdoing by the Company or by you. This Agreement shall not be binding on the Company unless and until it is signed, in unaltered form, and returned to the Company as provided above.

15. This Agreement represents the sole and entire agreement between you and the Company regarding the termination of your services as Chief Executive Officer and President and supersedes any and all previous verbal or written promises, representations, agreements, negotiations and/or discussions, if any, between you and the Company with respect to the subject matters covered herein. This Agreement cannot be terminated or changed except in writing signed by you and a duly authorized representative of G&E.

16. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method, with electronic confirmation; when received, if sent for next day delivery to a domestic address by recognized overnight delivery service (E.G., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

      If to you, addressed to:

      Barry M. Barovick
      37-15 Hillside Terrace
      Fair Lawn, N.J. 07410

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      With a copy to:

      Berger Stern & Webb, LLP
      900 Third Avenue
      New York, NY 10022
      Attention:  Steven Berger
      Fax:  212.319.2017

      If to Grubb & Ellis Company, addressed to:

      Grubb & Ellis Company
      2215 Sanders Road, 4th Floor
      Northbrook, IL 60062
      Attention: Chief Administrative Officer
      Fax: (847) 753-9060

      or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

17. This Agreement may be executed in any number of counterparts, all of which, when taken together, shall constitute one and the same instrument.

18. Upon presentation of appropriate invoices therefore, upon execution of this Agreement, and in order to make the Agreement effective, and no later than March 31, 2003, the Company shall pay Fifty Thousand Dollars ($50,000) to Berger Stern & Webb, LLP as your legal fees for professional services rendered and costs incurred in negotiating the termination of your employment and this Agreement.

19. Notwithstanding anything to the contrary provided in this Agreement, (a) during the period of time that payments are being made to you or are required to be made to you pursuant to this Agreement, you shall not be obligated to seek any other employment or in any other manner mitigate the payment obligations of the Company set forth herein, and (b) any compensation, consulting or other fees that you receive during the period of time that payments are being made to you or are required to be made to you by the Company hereunder, shall not reduce the obligation of the Company to make the payments to you as set forth herein.


                            Signature Page to Follow

                                 Signature Page






                                           GRUBB & ELLIS COMPANY

                                           -------------------------------------
                                           By:   Robert J. Walner
Dated:  March __, 2003                           Executive Vice President



By signing this Agreement, I acknowledge that I have had the opportunity to review it carefully with an attorney of my choice, that I understand the terms of the agreements contained therein, and that I voluntarily agree to them.


Dated:  March __, 2003
                                           -------------------------------------
                                                     Barry M. Barovick

                                    EXHIBIT A




                                Barry M. Barovick
                             37-15 Hillside Terrace
                              Fair Lawn, N.J. 07410





                                             As of March 14, 2003


Robert J. Walner, Esq.
General Counsel and
  Chief Administrative Officer
Grubb & Ellis Company
2215 Sanders Road
Northbrook, Illinois 60602

                                              Re: RESIGNATION

Dear Bob:

      Effective immediately, I hereby resign as the Chief Executive Officer and President of Grubb & Ellis Company, and as an officer and director of Grubb & Ellis Company and each of Grubb & Ellis Company's subsidiaries and affiliates.

                                              Very truly yours,




                                              Barry M. Barovick

                                    EXHIBIT B

                         PRESS RELEASE - MARCH 14, 2003


Grubb & Ellis Company, one of the leading providers of integrated real estate services, announced today that its President and CEO, Mr. Barry Barovick, has resigned to pursue other opportunities.

Reuben Leibowitz, former Chairman and current Board member, said on behalf of the Company: "We were fortunate to have Barry join the Company in 2001, we appreciate his efforts during his tenure and we wish him success in his future endeavors."